Loss per share	12 Months Ended
Dec. 31, 2021
Earnings per share [abstract]
Loss per share	Loss per share
The following summarizes basic and diluted loss per share for the period:

	For the year ended December 31,
In thousands of USD, except share data	2021	2020	2019
Net loss attributable to ordinary shareholders	(87,009)	(59,943)	(23,481)
Weighted average number of ordinary shares issued and outstanding	26,957,258	9,599,704	9,425,578
Basic and diluted loss per share (in USD)	(3.23)	(6.24)	(2.49)
For the years ended December 31, 2021, 2020 and 2019, basic loss per share was calculated based on the weighted average number of ordinary shares issued and outstanding and excluded non-vested shares granted in connection with the share-based payments (Note 11). Such shares are included in the weighted average number of ordinary shares as entitlement to them vests (conditional on continued employment and in the case of the RSUs, the occurrence of a liquidity event). As of December 31, 2021, the Group had 1,338,916 granted but not vested ordinary shares granted in connection with share-based payments (2020: 2,497,778 granted but not vested ordinary shares) (2019: 345,125 granted but not vested ordinary shares). As of December 31, 2021, the Group had 31,484 RSUs not
issued but vested in connection with share-based payments (2020 and 2019: none), these RSUs have been included in the determination of basic and diluted loss per share.
When calculating basic loss per share for the year ended December 31, 2019, the denominator for the period prior to the Spin-off included the number of shares distributed in the Spin-off (i.e., as if the Spin-off occurred prior to or as of January 1, 2019).
As the Group did not generate any profits for the years ended December 31, 2021 , 2020 and 2019 the effect of non-vested shares (Note 11.1), non-vested share options (Note 11.2), and non-vested RSUs (Note 11.3) is anti-dilutive.